THORNBURG MORTGAGE HOME LOANS, INC.,

as SELLER

and

STRUCTURED ASSET SECURITIES CORPORATION,

as PURCHASER

MORTGAGE LOAN PURCHASE AND ASSIGNMENT AGREEMENT

Dated as of May 1, 2003

Thornburg Mortgage Securities Trust 2003-3

Mortgage Loan Pass-Through Certificates, Series 2003-3

TABLE OF CONTENTS

MORTGAGE LOAN PURCHASE AND ASSIGNMENT AGREEMENT

Page

MORTGAGE LOAN PURCHASE AND ASSIGNMENT AGREEMENT

1

RECITALS

1

AGREEMENT

2

Section 1.

Purchase and Sale of Mortgage Loans and Contractual Rights

2

Section 2.

Representations and Warranties

4

Section 3.

Survival of Representations

7

Section 4.

Repurchase, Purchase or Substitution of Mortgage Loans

7

Section 5.

Covenants

7

Section 6.

Successors and Assigns, Additional Information

8

Section 7.

Indemnification

8

Section 8.

Notices

9

Section 9.

Representations and Indemnities to Survive

9

Section 10.

Miscellaneous

9

Section 11.

Severability of Provisions

9

SCHEDULE I – MORTGAGE LOAN SCHEDULE

I-1

SCHEDULE II – SERVICING AGREEMENTS

II-1

SCHEDULE III – MORTGAGE LOAN REPRESENTATIONS AND

WARRANTIES

III-1

MORTGAGE LOAN PURCHASE AND ASSIGNMENT AGREEMENT

This Mortgage Loan Purchase and Assignment Agreement (the “Agreement”), dated as of May 1, 2003, is executed on the Closing Date (as defined below) by and between Structured Asset Securities Corporation, a Delaware corporation (such entity, and its successors and assigns, being referred to herein as the “Purchaser”) and Thornburg Mortgage Home Loans, Inc., a Delaware corporation (“Seller”), as seller.

The Purchaser and the Seller hereby recite and agree as follows:

RECITALS

1.

Schedule I attached hereto and made a part hereof (the “Mortgage Loan Schedule”) lists certain conventional, hybrid and adjustable rate, first lien residential mortgage loans (collectively, the “Mortgage Loans”) owned by the Seller that the Seller desires to sell, without recourse, to the Purchaser.

2.

The Seller is a party to the servicing agreements identified on Schedule II hereto (each a “Servicing Agreement,” and together the “Servicing Agreements”), and certain of the Mortgage Loans are currently being serviced thereunder by the servicers identified therein.

3.

The Seller desires to sell, without recourse, all of its right, title and interest in the Mortgage Loans to the Purchaser, to assign all of its rights and interest as mortgage loan owner under the Servicing Agreements, in each case, only with respect to the portion of the Mortgage Loans subject thereto (as so limited, the “Contractual Rights”), and to delegate all of its obligations thereunder, to the Purchaser.

4.

The Purchaser desires to purchase such Mortgage Loans and the Contractual Rights, and the Purchaser intends immediately thereafter to transfer all of its right, title and interest in and to the Mortgage Loans and the Contractual Rights pursuant to the terms of a Trust Agreement, dated as of May 1, 2003 (the “Trust Agreement”), by and among the Purchaser, as depositor (in such capacity, the “Depositor”), Wells Fargo Bank Minnesota, National Association, as master servicer (the “Master Servicer”) and securities administrator, Deutsche Bank Trust Company Delaware, as Delaware trustee (the “Delaware Trustee”), and Deutsche Bank National Trust Company, as trustee of the Trust (the “Trustee”).

5.

The Trust shall issue to the Purchaser its Mortgage Loan Pass-Through Certificates, Series 2003-3, Class B4, Class B5 and Class B6 (collectively, the “Privately Offered Certificates”) and the Class A1, Class A2, Class A3, Class A4, Class B1, Class B2, Class B3 and Class R Certificates (the “Public Certificates” and, together with the Privately Offered Certificates, the “Certificates”).

6.

The Public Certificates will be offered and sold by Lehman Brothers Inc. (“Lehman”) as sole underwriter pursuant to the terms and conditions of an Underwriting Agreement (Standard Terms) between the Purchaser and Lehman, dated April 16, 1996 (the “Underwriting Agreement (Standard Terms)”), as supplemented by a terms agreement, dated May 28, 2003 (the “Terms Agreement” and, together with the Underwriting Agreement (Standard Terms), the “Underwriting Agreement”) through the use of a prospectus supplement, dated May 28, 2003 (the “Prospectus Supplement”) and a related prospectus dated March 20, 2003 the (“Base Prospectus” and, together with the Prospectus Supplement, the “Prospectus”).  The Privately Offered Certificates will be offered by Lehman as sole Placement Agent pursuant to a Purchase Agreement, dated as of May 28, 2003 (the “Purchase Agreement”), between the Purchaser and Lehman through the use of a confidential private placement memorandum, dated May 28, 2003, which private placement memorandum will incorporate the Prospectus (the “Private Placement Memorandum”).

7.

Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Trust Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises herein made and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.

Purchase and Sale of Mortgage Loans and Contractual Rights.

(a)

Concurrently with the execution and delivery hereof on June 4, 2003 (the “Closing Date”), the Seller hereby sells, assigns, transfers and otherwise conveys to the Purchaser, without recourse, all of its right, title and interest in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans on or after the Cut-off Date (other than any such payments that were due on or prior to such date) and all payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, together with all of the Seller’s right, title and interest in and to any related escrow account and all amounts from time to time credited to and the proceeds of such account, the Seller’s rights under any insurance policies related to the Mortgage Loans and the Seller’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties and any Additional Collateral.

Concurrently with the execution and delivery of this Agreement, Seller hereby assigns to the Purchaser all of its Contractual Rights.  In consideration of such assignment and the covenants of the Seller set forth herein, the Seller shall receive from the Purchaser on the Closing Date $777,643,404.20 in full consideration representing price and accrued interest for the transfer of the Mortgage Loans and the Contractual Rights to the Purchaser.  The Purchaser hereby accepts such assignment, and shall be entitled to exercise all Contractual Rights of the Seller under each Servicing Agreement as if the Purchaser had been a party to each such agreement.

(b)

In connection with such transfer and assignment of the Mortgage Loans hereunder, the Seller does hereby deliver, or cause to be delivered, to the Purchaser (or its designee) each Mortgage File relating to the Mortgage Loans in the manner set forth in Section 2.01 of the Trust Agreement.  In the case of Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the execution of this Agreement, the Seller, in lieu of delivering the related Mortgage Files, shall herewith deliver to the Purchaser an Officer’s Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Collection Account have been so deposited.  The Seller hereby convenants not to take any action inconsistent with the ownership interest of the Purchaser or the holders of the Certificates in the Mortgage Files.

(c)

The Purchaser and the Seller intend that on the Closing Date, the conveyance by the Seller to the Purchaser of all its right, title and interest in and to the Mortgage Loans and the Contractual Rights pursuant to this Agreement shall be, and be construed as, a sale of the Mortgage Loans, without recourse.  It is, further, not intended that such conveyance be deemed to be a pledge of the Mortgage Loans or the Contractual Rights by the Seller to the Purchaser to secure a debt or other obligation of the Seller.  However, in the event that the Mortgage Loans and the Contractual Rights are held to be property of the Seller, or if this Agreement is held or deemed to create a security interest in the Mortgage Loans and the Contractual Rights, then it is intended that (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyances provided for in this Section 1 shall be deemed to be a grant by the Seller to the Purchaser, to secure payment in full of the Secured Obligations (as defined below), of a security interest in all of the Seller’s right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Contractual Rights and the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies, the Seller’s security interest in any collateral pledged to secure the Mortgage Loans and all other documents in the related Mortgage Files, and all accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property constituting part of the assets of the Trust, arising from or relating to (A) the Mortgage Loans, including with respect to each Mortgage Loan, the Mortgage Note and related Mortgage, and all other documents in the related Mortgage Files, and including any Qualifying Substitute Mortgage Loans; (B) pool insurance policies, hazard insurance policies and any bankruptcy bond relating to the foregoing, if applicable; (C) all amounts payable on or after the Cut-off Date (other than any such payments that were due on or prior to such date) to the holders of the Mortgage Loans in accordance with the terms thereof; (D) all income, payments, proceeds and products of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; and (E) all cash and non-cash proceeds of any of the foregoing; (iii) the possession or control by the Trustee or any agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, documents, advices of credit, letters of credit, goods, certificated securities or chattel paper shall be deemed to be possession or control by the secured party, or possession or control by the Purchaser, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-312 or 9-313 thereof); and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgements, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trustee, as applicable, for the purpose of perfecting such security interest under applicable law.  “Secured Obligations” means the rights of the Purchaser under this Agreement and the amount owing the holders of the Certificates representing an interest in the Mortgage Loans and the Contractual Rights.  The Seller shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, the Contractual Rights and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and would be maintained as such throughout the term of this Agreement.  Without limiting the generality of the foregoing, the Seller shall prepare and deliver to the Purchaser at least two months prior to any filing date, and the Purchaser shall file, or shall cause to be filed, at the expense of the Seller, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Purchaser’s security interest in or lien on the Mortgage Loans and the Contractual Rights.

Notwithstanding the foregoing provisions of this Section 1, (i) the Seller, as a servicer of certain of the Mortgage Loans, shall retain servicing rights (including, without limitation, primary servicing and master servicing) with respect to certain of the Mortgage Loans, and rights to receive servicing fees, servicing income, reimbursement for advances made in respect of such Mortgage Loans and other payments made as compensation for such servicing subject to the Trust Agreement pursuant to the terms and conditions set forth therein (collectively, the “Servicing Rights”) and (ii) the Servicing Rights are not included in the collateral in which the Seller grants a security interest in favor of the Purchaser pursuant to the immediately preceding paragraph, nor are the Servicing Rights included in the assets being sold pursuant to this Agreement.

2.

Representations and Warranties

(a)

The Seller hereby represents and warrants to the Purchaser, as of the date of this Agreement, that:

(i)

the Seller has been duly organized and is validly existing and in good standing as a Delaware corporation, with full power and authority to enter into and perform its obligations under this Agreement, and is in compliance with the laws of each jurisdiction in which a Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan;

(ii)

this Agreement has been duly authorized, executed and delivered by the Seller and assuming the due authorization, execution and delivery thereof by the Purchaser, constitutes a legal, valid and binding agreement of the Seller, enforceable against it in accordance with its terms, subject to (A) bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or other similar laws affecting creditors’ rights generally or the rights of creditors of federally chartered savings associations, (B) general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law, and (C) public policy considerations limiting the enforceability of provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

(iii)

neither the execution and delivery by the Seller of this Agreement, nor the performance by the Seller of the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the charter or bylaws of the Seller or any law, governmental rule or regulation or any judgment, decree or order binding on the Seller or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which the Seller is a party or by which it is bound, or (B) result in the creation of any lien, charge, or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument, which, in the case of either (A) or (B), would have a material adverse effect on its ability to perform its obligations hereunder or on the financial condition of the Seller;

(iv)

there are no actions, suits or proceedings against the Seller pending or, to the knowledge of the Seller, threatened, or, to the knowledge of the Seller, investigations pending, before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) which might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement;

(v)

there has not been any material adverse change in the business, operations, financial condition, properties or assets of the Seller since December 31, 2002;

(vi)

the Seller is not in violation of its charter or bylaws or in default under any agreement, indenture or instrument the effect of which default would have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or on the financial condition of the Seller;

(vii)

the Seller is not a party to, bound by or in breach or violation of any indenture or other agreement or order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it that materially and adversely affects the (A) ability of the Seller to perform its obligations under this Agreement or (B) the business, operations, financial condition, properties or assets of the Seller;

(viii)

no consent, approval, authorization or order of any federal or state court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the terms of this Agreement.

(b)

The Seller hereby makes the representations and warranties set forth in Schedule III hereto applicable to the Mortgage Loans and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date or, if applicable, such other date as may be specified therein.

(c)

The Purchaser hereby represents and warrants to the Seller that as of the date of this Agreement:

(i)

it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into and perform its obligations under this Agreement and the Trust Agreement;

(ii)

this Agreement and the Trust Agreement have been duly authorized, executed and delivered by the Purchaser and constitute the legal, valid and binding agreements of the Purchaser enforceable against the Purchaser in accordance with their respective terms, subject to (A) bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or other similar laws affecting creditors’ rights generally, (B) general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law, and (C) public policy considerations limiting the enforceability of provisions of this Agreement and the Trust Agreement which purport to provide indemnification from penalties under applicable securities laws;

(iii)

neither the execution and delivery by the Purchaser of this Agreement, nor the performance by the Purchaser of the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the charter or bylaws of the Purchaser or any law, governmental rule or regulation or any judgment, decree or order binding on the Purchaser or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which the Purchaser is a party or by which it is bound, or (B) result in the creation of any lien, charge, or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument, which, in the case of either (A) or (B), would have a material adverse effect on its ability to perform its obligations hereunder or on the financial condition of the Purchaser;

(iv)

there are no actions, suits or proceedings against the Purchaser pending or, to the knowledge of the Purchaser, threatened, or, to the knowledge of the Purchaser, investigations pending, before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) which might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement;

(v)

the Purchaser is not in violation of its charter or bylaws or in default under any agreement, indenture or instrument the effect of which default would have a material adverse effect on the ability of the Purchaser to perform its obligations under this Agreement or on the financial condition of the Purchaser;

(vi)

the Purchaser is not a party to, bound by or in breach or violation of any indenture or other agreement or order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it that materially and adversely affects the (A) ability of the Purchaser to perform its obligations under this Agreement or (B) the business, operations, financial condition, properties or assets of the Purchaser; and

(vii)

no consent, approval, authorization or order of any federal or state court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated by the terms of this Agreement.

3.

Survival of Representations.   Each of the representations and warranties of the Seller and the Purchaser contained herein shall survive the purchase and sale of the Mortgage Loans pursuant hereto and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.  The representations and warranties shall not be impaired by any review and examination of documents to be delivered or held by the Seller in respect of each Mortgage Loan or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Purchaser or any successor or assignee thereof to review or examine such documents.

4.

Repurchase, Purchase or Substitution of Mortgage Loans

(a)

Upon discovery by the Purchaser, the Seller, the Master Servicer or any assignee, transferee or designee of the Purchaser of a Material Defect with respect to a Mortgage Loan or a breach of any of the representations and warranties of the Seller contained in Section 2 of this Agreement that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser’s assignee, transferee or designee, the party discovering the Material Defect or breach shall give prompt written notice to the others.  Within 90 days of the discovery of such Material Defect or breach of any representation or warranty given by the Seller to the Purchaser, the Seller shall either (a) cure such Material Defect or such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Purchaser at the Purchase Price or (c) within the two year period following the Closing Date, substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan, in accordance with Sections 2.02 and 2.04 of the Trust Agreement, as applicable.  If any substitution is made for a Mortgage Loan for which there is a Material Defect or breach of any representations and warranties which adversely and materially affects the value of such Mortgage Loan and such substitute mortgage loan is not a Qualifying Substitute Mortgage Loan, the Seller will, in exchange for such substitute Mortgage Loan, (i) provide the applicable Purchase Price for the affected Mortgage Loan or (ii) within two years of the Closing Date, substitute such affected Mortgage Loan with a Qualifying Substitute Mortgage Loan.

(b)

It is understood and agreed that the obligations of the Seller set forth in this Section 4 to cure, repurchase or substitute for a defective Mortgage Loan constitute the sole remedies of the Purchaser respecting a missing or defective document or a breach of the representations or warranties of the Seller contained in Section 2.

(c)

In addition, the Seller may repurchase, at its sole option, Mortgage Loans in connection with certain modifications to such Mortgage Loan and upon the terms contained in Section 7.04 of the Trust Agreement.

5.

Covenants.

(a)

The Seller hereby covenants to the Purchaser that at any time when a prospectus relating to the Certificates is required to be delivered pursuant to the Securities Act or a Private Placement Memorandum is required to be delivered in connection with the placement of Privately Offered Certificates (as to which the Purchaser will give the Seller notice), if the Seller has knowledge that there has been a material change affecting the disclosures in the Prospectus Supplement or the Private Placement Memorandum relating to the Seller or the Mortgage Loans or that such disclosures therein contain any untrue fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Seller promptly will notify the Purchaser of such change, untrue fact or omission and update the Prospectus Supplement and/or the Private Placement Memorandum at its expense subject to the prior written consent of the Purchaser.  The Seller also agrees that, if required by applicable law, it will update the information relating to the Seller or the Mortgage Loans in the Prospectus Supplement and/or the Private Placement Memorandum at its expense, subject to the prior written consent of the Purchaser.

(b)

The Purchaser hereby covenants to the Seller that, in the event the Seller desires to sell any of the Privately Offered Certificates, it will reasonably cooperate with the Seller to provide it such information as may be required or appropriate for any offering memorandum.

6.

Successors and Assigns, Additional Information.

(a)

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  No party hereto may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other parties hereto; provided, however, that the Purchaser may assign its rights and obligations hereunder to the Trustee without the consent of the other party hereto.

(b)

The Seller hereby agrees to furnish any and all information, documents, certificates, letters or opinions with respect to the Mortgage Loans reasonably requested by the Purchaser in order to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the Trust Agreement, the Underwriting Agreement or the Purchase Agreement.

7.

Indemnification.

In addition to any repurchase and cure obligations of the Seller under this Agreement and any and all other remedies available to the Purchaser under this Agreement, the Seller shall indemnify and hold harmless the Purchaser against any and all losses, damages, penalties, fines, claims, forfeitures, lawsuits, court costs, reasonable attorney’s fees, judgments, and any other costs, fees, and expenses, arising from claims made or actions brought by any person other than the Purchaser based on or arising from breach of any warranty, obligation, representation, or covenant contained in or made by the Seller in writing, pursuant to this Agreement by any agent, employee, representative or officer of the Seller or any of its affiliates.  The Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Purchaser or any such person or entity in respect of such claim.  It is understood and agreed that any permitted assignee of the Purchaser (including the Trustee) shall be a third party beneficiary of this Agreement.  The indemnification obligations of the Seller hereunder shall survive the termination of this Agreement.

8.

Notices.   All demands, notices and communications hereunder shall be in writing, shall be effective only upon receipt and shall, if sent to the Purchaser, be addressed to it at Structured Asset Securities Corporation, 745 Seventh Avenue, 7th Floor, New York, New York 10019, Attention:  Thornburg 2003-3; if sent to the Seller, be addressed to it at 150 Washington Avenue, Suite 302, Santa Fe, New Mexico 87501, Attention: Deborah Burns.

9.

Representations and Indemnities to Survive.   The respective agreements, representations, warranties, covenants, indemnities and other statements of the Purchaser and the Seller and their respective officers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Purchaser or the Seller and will survive delivery of and payment for the Mortgage Loans.  The provisions of Section 7 hereof shall survive the termination of cancellation or this Agreement.

10.

Miscellaneous.   THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.  This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.  This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof.

11.

Severability of Provisions.   If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the date hereinabove written.

STRUCTURED ASSET SECURITIES

CORPORATION

By:  /s/ Michael Hitzmann

Name:  Michael Hitzmann

Title:    Vice President

THORNBURG MORTGAGE HOME LOANS, INC.

By:  /s/ Deborah J. Burns

Name:  Deborah J. Burns

Title:    Vice President

SCHEDULE I

MORTGAGE LOAN SCHEDULE

SCHEDULE II

SERVICING AGREEMENTS

1.

Amended and Restated Correspondent Loan Purchase Agreement, dated as of March 25, 2002, between Thornburg Mortgage Home Loans, Inc. (“Thornburg”) and First Republic Bank (“First Republic”), including the related Transfer Notice, dated as of May 23, 2003, from Thornburg to First Republic.

2.

Amended and Restated Correspondent Loan Purchase Agreement, dated as of March 25, 2002, between Thornburg and Lighthouse Community Bank (“Lighthouse”), including the related Transfer Notice, dated as of May 23, 2003, from Thornburg to Lighthouse.

3.

Amended and Restated Correspondent Loan Purchase Agreement, dated as of March 27, 2002, between Thornburg and Colonial National Mortgage (f/k/a Colonial Savings, F.A.) (“Colonial”), including the related Transfer Notice, dated as of May 23, 2003, from Thornburg to Colonial.

4.

(a) Servicing Agreement, dated as of March 1, 2002, among Thornburg, as seller and servicer and Wells Fargo, as master servicer, as amended by the Amendment to Servicing Agreement, dated as of December 1, 2002, and (b) the Subservicing Acknowledgement Agreement, dated as of March 1, 2002, between Thornburg, as servicer, and Cenlar FSB, as sub-servicer (“Cenlar”), as amended by the Amendment to Subservicing Acknowledgement Agreement, dated as of December 1, 2002, including the related Transfer Notice, dated as of May 23, 2003, from Thornburg, as seller, to Thornburg, as servicer, and Cenlar, as sub-servicer.

5.

Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of December 23, 2002, among Thornburg, as purchaser, Cendant Mortgage Corporation (“Cendant”), as seller and servicer and Bishop’s Gate Residential Mortgage Trust (f/k/a Cendant Residential Mortgage Trust) (“Bishop’s Gate”), as Seller, and Assignment, Assumption and Recognition Agreement, dated as of May 1, 2003, among Thornburg Mortgage Securities Trust 2003-3, as assignee, Thornburg, as assignor, Bishop’s Gate, as servicer, Cendant, as seller and servicer, and acknowledged by Wells Fargo, as master servicer and the Trustee.

6.

Mortgage Loan Sale and Servicing Agreement, dated as of April 1, 2003, between ABN AMRO Mortgage Group, Inc. (“ABN AMRO”), as seller and servicer and Thornburg, as purchaser, as reconstituted pursuant to the Reconstituted Servicing Agreement, dated as of May 1, 2003, between Thornburg and ABN AMRO, and acknowledged by Wells Fargo, as master servicer and the Trustee.

SCHEDULE III

SELLER’S REPRESENTATIONS AND

WARRANTIES RELATING TO

MORTGAGE LOANS

The Seller hereby represents and warrants to, and covenants with, the Purchaser that, as to each Mortgage Loan, as of the Cut-off Date or such other date specifically set forth herein, and with respect to representation (i) listed below, as of the Closing Date:

(i)

(a)  The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects and (b) the Mortgage File with respect to each Mortgage Loan has been delivered to the Trustee or its designee and each Mortgage File contains the documents required to be contained therein.

(ii)

Approximately 0.38% of the Mortgage Loans (by Principal Balance) were more than thirty (30) days delinquent and none of the Mortgage Loans were more than sixty (60) days delinquent.  None of the Mortgage Loans have been dishonored. The Seller has not advanced funds to, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan.

(iii)

To the best of the Seller’s knowledge, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property.

(iv)

The terms of the Mortgage Note and the Mortgage (including with respect to provisions relating to any Additional Collateral (if applicable)) have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded, if necessary to protect the interests of the Trust, and which are included in the Mortgage File, the substance of which waiver, alteration or modification has been approved by the primary mortgage guaranty insurer, if any, and by the title insurer, to the extent required by the related policy and is reflected on the Mortgage Loan Schedule.  Except for any modification agreement or similar document contained in the Mortgage File permitting a borrower to modify his loan, no instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the primary mortgage insurer, if any, and title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage File.

(v)

None of the Mortgage Note, the Mortgage or the Additional Collateral (if applicable) are subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and to the Seller’s knowledge no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

(vi)

All buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located.  All such insurance policies contain a standard mortgagee clause naming the Master Servicer or the applicable Servicer, their successors and assigns as mortgagee and to the Seller’s knowledge all premiums thereon have been paid.  If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae or Freddie Mac.  The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor.

(vii)

Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan and the Additional Collateral Mortgage Loans have been complied with in all material respects.

(viii)

The Mortgage has not been satisfied, canceled or subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage except for a release that does not materially impair the security of the Mortgage Loan or is reflected in the loan-to-value ratio, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

(ix)

The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in lender’s title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, and (C) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.  Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser.

(x)

The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other laws relating to the rights of creditors.

(xi)

All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

(xii)

The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather and escrow funds for the completion of swimming pools); and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date.

(xiii)

The Seller has acquired its ownership of each Mortgage Loan in good faith without notice of any adverse claim, and as of the Closing Date, the Mortgage Note and the Mortgage are not assigned or pledged, and immediately prior to the sale of the Mortgage Loan to the Purchaser, the Seller was the sole owner and holder thereof and with full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and with full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to the Mortgage Loan Purchase and Assignment Agreement.

(xiv)

To the Seller’s best knowledge, the Seller or, if the Mortgage Loan was not originated by the Seller, the originator is or was (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) either (i) organized under the laws of such state, or (ii) qualified to do business in such state, or (iii) federal savings and loan associations or national banks or subsidiaries having preemptive authority under federal law or under applicable state law to engage in business in such state without qualification, or (iv) not doing business in such state.

(xv)

The Mortgage Loan is covered by an ALTA lender’s title insurance policy acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (ix)(A) through (C) above) the originator or the Seller, their respective successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan.  Additionally, such lender’s title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein.  The Seller is the sole insured of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement.  No claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy.

(xvi)

There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

(xvii)

To the best of the Seller’s knowledge, there are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or on parity with, the lien of the related Mortgage.

(xviii)

To the Seller’s best knowledge, all improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

(xix)

The Mortgage Loan was originated by the Seller or a subsidiary of the Seller or was purchased by the Seller from a third party, each of which was, at the time of origination, (A) a Fannie Mae-approved or Freddie Mac-approved seller/servicer and (B) a U.S. Department of Housing and Development approved mortgage banker, or a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority.  Each Mortgage Note has a Loan Rate that adjusts periodically (not always in correlation to the index calculation term), based on the One-Month LIBOR, Six-Month LIBOR, One-Year LIBOR or One-Year CMT index except that some Mortgage Loans first adjust after an initial period of three, five, seven or ten years following origination.

(xx)

The origination practices used by the Seller or the originator of the loan and the collection practices used by the Master Servicer or the applicable Servicer with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing business.  With respect to escrow deposits and escrow payments, if any, all such payments are in the possession of, or under the control of, the applicable Servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.

(xxi)

At the time of origination of the Mortgage Loan the Mortgaged Property was free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof.

(xxii)

The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (A) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (B) otherwise by judicial foreclosure.  There is no other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage.

(xxiii)

The Mortgage Loan was underwritten generally in accordance with either (i) the Seller’s underwriting standards, (ii) in the case of a Mortgage Loan acquired from First Republic Bank, First Republic Bank’s underwriting standards or (iii) in the case of a Mortgage Loan acquired from a bulk seller, the related bulk seller’s underwriting standards, in each case as in effect at the time the Mortgage Loan was originated.

(xxiv)

The mortgage file in possession of the related Servicer contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the originator of the Mortgage Loan, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan.

(xxv)

In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Depositor to the trustee under the deed of trust, except, in connection with a trustee’s sale after default by the Mortgagor.

(xxvi)

No Mortgage Loan (A) contains provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor or paid by any source other than the Mortgagor or (B) contains any provision permitting a temporary “buydown” of the related Loan Rate.  No Mortgage Loan was a graduated payment mortgage loan as of the date of its origination.  No Mortgage Loan has a shared appreciation or other contingent interest feature.

(xxvii)

No Mortgage Loan had a Loan-To-Value Ratio in excess of 100%.  Except with respect to Additional Collateral Mortgage Loans, no Mortgage Loan has a Loan-To-Value Ratio in excess of 95%.  The portion of the unpaid principal balance of each Mortgage Loan  which is in excess of 80% of the Loan-to-Value Ratio either (a) has Additional Collateral or (b) is and will be insured as to payment defaults under a Primary Mortgage Insurance Policy issued by primary mortgage insurer licensed to do business in the state in which the Mortgaged Property is located and acceptable to Fannie Mae or Freddie Mac as of the Closing Date, so as to reduce the Mortgagee’s exposure in accordance with the standards of Fannie Mae and applicable law.  All provisions of such Primary Mortgage Insurance Policy have been and are being complied with; such policy is valid and in full force and effect and all premiums due thereunder have been paid.

(xxviii)

Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws.

(xxix)

Except for any Additional Collateral Mortgage Loans as identified on the Mortgage Loan Schedule, the Mortgage Note is not and has not been secured by any collateral, pledged account, or other security except the lien of the Mortgage, and the security interest of any applicable security agreement or chattel mortgage referred to above.

(xxx)

The Additional Collateral Mortgage Loans originated by Morgan Stanley Dean Witter Credit Corporation are insured under the terms and provisions of the Certificate Guaranty Surety Bond.  The Certificate Guaranty Surety Bond is in full force and effect with respect to each such Additional Collateral Mortgage Loan subject to the limitations set forth therein and such Certificate Guaranty Surety Bond will be enforceable by the Purchaser with respect to each Additional Collateral Mortgage Loan.

(xxxi)

The Mortgaged Property is lawfully occupied under applicable law.  All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the related Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, had been made or obtained from the appropriate authorities.

(xxxii)

No defense against coverage under any Primary Mortgage Insurance Policy (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) exists arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, and the Seller is not aware of any fact that could reasonably lead the Seller to believe that any such defense exists arising out of the actions, representations, errors, omissions, negligence or fraud of the related Mortgagor or any party involved in the application for such coverage.

(xxxiii)

Each Assignment is in recordable form, is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located and includes all applicable recording information, except where the related original Mortgage has been delivered for recording to the appropriate public recording office but has not yet been returned to the Seller.

(xxxiv)

If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets Fannie Mae or Freddie Mac eligibility requirements.

(xxxv)

Each Mortgage is a “qualified mortgage” for purposes of the REMIC Provisions.

(xxxvi)

To the Seller’s best knowledge, no fraud was committed by the originator of the Mortgage Loan and the Seller is not aware of any fact that would reasonably lead the Seller to believe that any Mortgagor had committed fraud in connection with the origination of such Mortgage Loan.

(xxxvii)

As of the Cut-off Date, the Mortgagor has not notified the Seller, and Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Relief Act.

(xxxviii)

The Seller has no knowledge of any toxic or hazardous substances affecting the Mortgaged Property or any violation of any local, state, or federal environmental law, rule, or regulation.  The Seller has no knowledge of any pending action or proceeding directly involving any Mortgaged Property in which compliance with any environmental law, rule, or regulation is an issue.

(xxxix)

As to any Additional Collateral Mortgage Loan, such Mortgage Loan is secured by a perfected first priority security interest in the related Additional Collateral.

(xl)

As to any Additional Collateral Mortgage Loan, the applicable pledge agreement is in place, is genuine and is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors.

(xli)

With respect to each Cooperative Loan (i) there is no provision in the related proprietary lease which requires the related Mortgagor to offer for sale the shares owned by such Mortgagor first to the Cooperative Corporation for a price less than the outstanding amount of the Cooperative Loan, (ii) there is no prohibition in the related proprietary lease against pledging such shares or assigning the proprietary lease that has been violated in connection with the origination of the Cooperative Loan.

(xlii)

With respect to each Cooperative Loan, as of the closing of such Cooperative Loan, the originator of the Cooperative Loan obtained evidence that, if the Cooperative Property is in a federally designated flood area, a flood insurance policy has been obtained in an amount equal to at least that required by applicable law, which insurance the Cooperative Corporation is obligated to maintain at the Cooperative Corporation’s cost and expense.

(xliii)

With respect to each Cooperative Loan, as of the Closing Date, such Cooperative Loan is secured by shares held by a “tenant-stockholder” of a corporation that qualifies as a “cooperative housing corporation” as such terms are defined in Section 216(b)(1) of the Code and to the best of the Mortgage Loan Seller’s knowledge, no Cooperative Corporation is subject to proceedings which would, if adversely determined, result in such Cooperative Corporation losing its status as a “cooperative housing corporation” under Section 216(b)(1) of the Code.

(xliv)

With respect to each Cooperative Loan, the related Mortgage and related UCC financing statement creates a first-priority security interest in the stock in the Cooperative Corporation and the related proprietary lease of the related Cooperative Unit which were pledged to secure such Cooperative Loan, and the Cooperative Corporation owns the Cooperative Corporation as an estate in fee simple in real property or pursuant to a leasehold acceptable to Fannie Mae.